Exhibit 99.1

cboe.com

MEDIA RELEASE

Cboe Global Markets Appoints Craig Donohue as New CEO

CHICAGO, May 1, 2025 – Cboe Global Markets, Inc. (Cboe: CBOE), the world's leading derivatives and securities exchange network, today announced that its Board of Directors has appointed longtime global financial markets executive Craig S. Donohue as the company’s new Chief Executive Officer and a member of the Board, effective May 7, 2025. Mr. Donohue succeeds Fredric Tomczyk who, as previously announced, will step down as CEO and remain on the Board.

Mr. Donohue is a seasoned global derivatives market executive with more than 30 years of experience, including two decades at CME Group where he spent eight years as CEO before departing in 2012. Over the last decade, Mr. Donohue has served as Chairman of the Board at OCC, the world’s largest equity derivatives clearing organization, where he also spent three years as CEO from 2016 until 2019.

“We are thrilled to welcome Craig to Cboe. His visionary leadership, deep experience, industry relationships, and proven track record in global financial markets make him an excellent individual to take the helm as CEO at Cboe,” said William M. Farrow III, Chairman of the Board of Cboe Global Markets. “The Board looks forward to working closely with Craig. We believe his strategic vision and leadership will drive the company towards continued growth and increased value for shareholders.”

On his appointment, Mr. Donohue commented, “Cboe is an institution I have long admired, and I am honored to be their next CEO. I am excited to work with the strong team to drive forward our strategic initiatives, enhance our market leadership and build upon the remarkable reputation that Cboe has established over the last five decades as a leading global derivatives market player. Cboe’s commitment to innovation, excellence and teamwork aligns with my values and vision and I am thrilled to guide Cboe into its next chapter.”

“Craig is a highly accomplished and respected leader in the global derivatives industry, and will no doubt lead Cboe to new heights. He shares Cboe’s values and passion for creating a strong corporate culture, delivering best-in-class service to clients and a relentless focus on strategy and execution," said Fredric Tomczyk, Chief Executive Officer at Cboe Global Markets. “I look forward to working closely with him on a seamless transition and going back to my role as a director of the Board.”

Mr. Farrow added, “I want to thank Fred for stepping into this position and his leadership as CEO over the last year and a half. I know that he will work closely with Craig to help ensure a smooth and orderly transition.”

Upon the effective date of Mr. Donohue’s appointment as CEO, Mr. Tomczyk will transition into an advisory role through the end of June 2025.

About Craig S. Donohue

Prior to joining Cboe, Mr. Donohue was Chairman of the Board of Directors at OCC, the world’s largest equity derivatives clearing organization. Mr. Donohue joined OCC as Executive Chairman in January 2014 to help lead change across the organization after OCC's designation as a Systemically Important Financial Market Utility by the Financial Stability Oversight Council.

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In 2016, he remained at OCC as Executive Chairman and took on the role of Chief Executive Officer for three years. In 2019, Mr. Donohue returned to the role of Executive Chairman. Mr. Donohue transitioned to Chairman of the Board of Directors in January 2024.

Prior to joining OCC, Mr. Donohue spent more than two decades in global financial markets, most recently as CEO of CME Group from January 2004 until May 2012. During that time, Mr. Donohue led the successful completion of more than $20 billion in mergers and acquisitions, including CME's historic merger with the Chicago Board of Trade in 2007 and the acquisition of both the New York Mercantile Exchange and the Commodity Exchange Inc. in 2008.

Mr. Donohue is an active leader in national and local civic and philanthropic efforts. He is a past board member and chairman of the Council for Economic Education. He is also a past board member and chairman of the Executives' Club of Chicago and previously served as a director of the Chicago Council on Global Affairs.

Mr. Donohue holds a Master of Management from Northwestern University's Kellogg Graduate School of Management, a Master of Law in Financial Services Regulation from IIT Chicago-Kent College of Law, a Juris Doctor from The John Marshall Law School, and a Bachelor of Arts in political science and history from Drake University.

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About Cboe Global Markets

Cboe Global Markets (Cboe: CBOE), the world's leading derivatives and securities exchange network, delivers cutting-edge trading, clearing and investment solutions to people around the world. Cboe provides trading solutions and products in multiple asset classes, including equities, derivatives and FX, across North America, Europe and Asia Pacific. Above all, we are committed to building a trusted, inclusive global marketplace that enables people to pursue a sustainable financial future. To learn more about the Exchange for the World Stage, visit www.cboe.com.

Media Contacts		Analyst Contact

Angela Tu	Tim Cave	Kenneth Hill, CFA
+1-917-985-1496	+44 (0) 7593-506-719	+1-312-786-7559
atu@cboe.com	tcave@cboe.com	khill@cboe.com

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Cautionary Statements Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. You can identify these statements by forward-looking words such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” and the negative of these terms and other comparable terminology. All statements that reflect our expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements.

We operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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Some factors that could cause actual results to differ include: the loss of our right to exclusively list and trade certain index options and futures products; economic, political and market conditions; compliance with legal and regulatory obligations; price competition and consolidation in our industry; decreases in trading or clearing volumes, market data fees or a shift in the mix of products traded on our exchanges; legislative or regulatory changes or changes in tax regimes; our ability to protect our systems and communication networks from security vulnerabilities and breaches; our ability to attract and retain skilled management and other personnel, increasing competition by foreign and domestic entities; our dependence on and exposure to risk from third parties; factors that impact the quality and integrity of our and other applicable indices; our ability to manage our global operations, growth, and strategic acquisitions or alliances effectively; our ability to operate our business without violating the intellectual property rights of others and the costs associated with protecting our intellectual property rights; our ability to minimize the risks, including our credit, counterparty investment, and default risks, associated with operating our clearinghouses; our ability to accommodate trading and clearing volume and transaction traffic, including significant increases, without failure or degradation of performance of our systems; misconduct by those who use our markets or our products or for whom we clear transactions; challenges to our use of open source software code; our ability to meet our compliance obligations, including managing our business interests and our regulatory responsibilities; the loss of key customers or a significant reduction in trading or clearing volumes by key customers; our ability to maintain BIDS Trading as an independently managed and operated trading venue, separate from and not integrated with our registered national securities exchanges; damage to our reputation; the ability of our compliance and risk management methods to effectively monitor and manage our risks; restrictions imposed by our debt obligations and our ability to make payments on or refinance our debt obligations; our ability to maintain an investment grade credit rating; impairment of our goodwill, long-lived assets, investments or intangible assets; the accuracy of our estimates and expectations; and litigation risks and other liabilities. More detailed information about factors that may affect our actual results to differ may be found in our filings with the SEC, including in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings made from time to time with the SEC.

We do not undertake, and we expressly disclaim, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.